EARNINGS PER UNIT AND CASH DISTRIBUTIONS (Notes)	12 Months Ended
Dec. 31, 2014
Earnings Per Unit and Cash Distributions [Abstract]
Earnings Per Share [Text Block]
EARNINGS PER UNIT AND CASH DISTRIBUTIONS

Earnings per unit have been calculated in accordance with the distribution guidelines set forth in the Partnership agreement and are determined by adjusting net income for the period by distributions made or to be made in relation to the period irrespective of the declaration and payment dates. The calculations of basic and diluted earnings per unit are presented below:

(in thousands of $ except unit and per unit data)	2014	2013	2012
Net income attributable to general partner and limited partner interests	174,154	141,296	116,418
Less: Dropdown Predecessor net income	—	—	(28,015)
Less: distributions paid (1)	(143,450)	(127,260)	(87,072)
Under distributed earnings	30,704	14,036	1,331
Under distributed earnings attributable to:
Common unit holders	13,347	6,649	1,304
Weighted average units outstanding (basic and diluted) (in thousands):
Common units	45,663	40,417	27,441
Earnings per unit (basic and diluted):
Common unit holders	2.47	2.31	2.08
Cash distributions declared and paid in the period per unit (2):	2.14	2.05	1.78
Subsequent event: Cash distributions declared and paid per unit relating to the period (3)	0.56	0.52	0.50
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(1)       This refers to distributions made or to be made in relation to the period irrespective of the declaration and payment dates and based on the number of units outstanding at the quarter end date. This also includes cash distributions to IDR holders for the years ended December 31, 2014, 2013 and 2012 of $6.3 million, $4.9 million and $nil, respectively.
(2) Refers to cash distributions declared and paid during the period.
(3) Refers to cash distributions declared and paid subsequent to the period end.

As of December 31, 2014, of our total number of units outstanding, 59% (2013: 59%) were held by the public and the remaining units were held by Golar (including the general partner units representing a 2% interest).

Earnings per unit is determined by adjusting net income for the period by distributions made or to be made in relation to the period. Any earnings in excess of distributions are allocated to partnership units based upon the cash distribution guidelines in our First Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”). Any distributions in excess of earnings are allocated to partnership units based upon the allocation and distribution of amounts from partners’ capital accounts. The resulting earnings figure is divided by the weighted-average number of units outstanding during the period.

The General Partner’s, common unit holders’ and subordinated unit holder’s interests in net income are calculated as if all net income was distributed according to the terms of the Partnership Agreement, regardless of whether those earnings would or could be distributed. The Partnership Agreement does not provide for the distribution of net income; rather, it provides for the distribution of available cash, which is a contractually defined term that generally means all cash on hand at the end of the quarter after establishment of cash reserves determined by our board of directors to provide for the proper conduct of our business including reserves for maintenance and replacement capital expenditure and anticipated credit needs. In addition, the General Partner and Golar Energy (both subsidiaries of Golar) are currently entitled to incentive distributions if the amount we distribute to unit holders with respect to any quarter exceeds specified target levels. Unlike available cash, net income is affected by non-cash items, such as depreciation and amortization, unrealized gains or losses on non-designated derivative instruments and foreign currency translation gains (losses).

Under the Partnership Agreement, during the subordination period, the common units will have the right to receive distributions of available cash from operating surplus in an amount equal to the minimum quarterly distribution of $0.3850 per unit per quarter, plus any arrearages in the payment of minimum quarterly distribution on the common units from prior quarters, before any distributions of available cash from operating surplus may be made on the subordinated units.

The amount of the minimum quarterly distribution is $0.3850 per unit or $1.54 unit per unit on an annualized basis and is made in the following manner, during the subordination period:

•	First, 98% to the common unit holders, pro rata, and 2% to the General Partner until each common unit has received a minimum quarterly distribution of $0.3850;

•
Second, 98% to the common unit holders, pro rata, and 2% to the General Partner, until each common unit has received an amount equal to any arrearages in payment of the minimum quarterly distribution on the common units for prior quarters during the subordination period; and

•	Third, 98% to the holders of subordinated units, pro rata, and 2% to the General Partner until each subordinated unit has received a minimum quarterly distribution of $0.3850.

In addition, the General Partner and Golar Energy currently hold all of the incentive distribution rights in the Partnership.  Incentive distribution rights represent the right to receive an increasing percentage of quarterly distributions of available cash from operating surplus after the minimum quarterly distribution and the target distribution levels have been achieved.

If for any quarter:

•	we have distributed available cash from operating surplus to the common and subordinated unit holders in an amount equal to the minimum quarterly distribution; and

•	we have distributed available cash from operating surplus on outstanding common units in an amount necessary to eliminate any cumulative arrearages in payment of the minimum quarterly distribution;

then, we will distribute any additional available cash from operating surplus for that quarter among the unit holders and the General Partner in the following manner:

•	first, 98.0% to all unit holders, pro rata, and 2.0% to the General Partner, until each unit holder receives a total of $0.4428 per unit for that quarter (the “first target distribution”);

•
second, 85.0% to all unit holders, pro rata, 2.0% to the General Partner and 13.0% to the holders of the incentive distribution rights, pro rata, until each unit holder receives a total of $0.4813 per unit for that quarter (the “second target distribution”);

•
third, 75.0% to all unit holders, pro rata, 2.0% to the General Partner and 23.0% to the holders of the incentive distribution rights, pro rata, until each unit holder receives a total of $0.5775 per unit for that quarter (the “third target distribution”); and

•	thereafter, 50.0% to all unit holders, pro rata, 2.0% to the General Partner and 48.0% to the holders of the incentive distribution rights, pro rata.

In each case, the amount of the target distribution set forth above is exclusive of any distributions to common unit holders to eliminate any cumulative arrearages in payment of the minimum quarterly distribution. The percentage interests set forth above assume that the General Partner maintains its 2.0% general partner interest and that we do not issue additional classes of equity securities.